SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------




                                    FORM 8-K



                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported) June 7, 1999



                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)



                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                                     0-26168
                            (Commission File Number)

                                   52-1849794
                         (I.R.S. Employer Identification
                                     Number)



                               485 C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 602-7000
(Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)



                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)















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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 8.  Change in Fiscal Year

         On June 7, 1999, the Board of Directors of CareAdvantage, Inc (the "Company") elected to change its fiscal year end from October 31 to December 31. The Company will file a transition report on Form 10-QSB covering the transition period from November 1, 1998 to December 31, 1998 and a Form 10-QSB for the second quarter ended June 30, 1999 incorporating this change in reporting periods.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAREADVANTAGE, INC.


Date: June 18, 1999                         By:  /s/ David G. Noone
                                                 --------------------------
                                                 David G. Noone
                                                 Chief Executive Officer



C78136.634

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